February 25, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR
John Hancock Financial Trends Fund, Inc. (the "Registrant")

      File Nos. 811-57347

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending December 31, 2003.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred Ouellette
Attorney and Assistant Secretary


ITEM 1. REPORT TO STOCKHOLDERS.


JOHN HANCOCK
Financial Trends
Fund, Inc.

12.31.2003

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Franklin C. Golden, Chairman of the John Hancock Financial Trends Fund, Inc. flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

Directors & officers
page 22

For your information
page 25

Dear Fellow Shareholders,

The stock market made a strong recovery in 2003, producing double-digit returns in a broad-based rally. A rebounding economy fueled by historically low interest rates, plus government stimulus in the form of tax cuts and improving corporate earnings, were the fuel for the market's reversal after three declining years. As a result, the market, as measured by the Standard & Poor's 500 Index, returned 28.67% in 2003. Financial stocks outperformed the market's results, and we are pleased to report that John Hancock Financial Trends Fund, Inc. returned 30.57% for the year.

On the following pages, portfolio manager Jim Schmidt explains that the best-performing financial stocks were those most connected to the rebounding stock market -- such as securities brokers and asset managers -- as well as large banks with improving credit quality. He also discusses signs that merger activity is starting to pick up again -- one of the overarching trends that has made bank-stock investing compelling since the fund began. Also take note of his comments on a pending merger between John Hancock Financial Services, Inc., the parent company of John Hancock Funds, and Manulife Financial Corporation.

In other news, in the current market environment, the Fund's Board of Directors decided to retain the Fund's net long-term capital gains in excess of capital losses for the year, and elected to pay the federal corporate income tax thereon. The Board made its decision based on its belief that the Fund continues to have the ability to earn outstanding returns on this reinvested capital. Shareholders are entitled to a tax credit on their share of the federal income tax paid by the Fund on this long-term gain retention and should consult their tax advisors.

We begin 2004 with the hope that the economy and the markets will continue their upswing. In the enhanced regulatory environment, and amid growing scrutiny of corporate governance of mutual funds, we want to assure our shareholders that your Board of Directors has redoubled our commitment to work diligently to do everything in our power to protect your interests.

Sincerely,

/S/ FRANKLIN C. GOLDEN

Franklin C. Golden,
Chairman of the John Hancock Financial Trends Fund, Inc.

This commentary reflects the chairman's views as of December 31, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation with
current income as
a secondary objec-
tive by investing
at least 80% of its
assets in stocks
of U.S. and foreign
financial services
companies of
any size.

Over the last twelve months

* The stock market staged a strong rebound as hopes for economic recovery grew.

* Financial stocks fared better than the overall market.

* The Fund's best performers were the higher-risk financial stocks with ties to the market.

[Bar chart with heading "John Hancock Financial Trends Fund, Inc.." Under the heading is a note that reads "Fund performance for the year ended December 31, 2003." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 30.57% total return for the Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.1%   Wells Fargo & Co.
 3.0%   Citigroup, Inc.
 2.8%   SouthTrust Corp.
 2.6%   U.S. Bancorp
 2.6%   Bank of America Corp.
 2.6%   Compass Bancshares, Inc.
 2.6%   Wachovia Corp.
 2.5%   Merrill Lynch & Co., Inc.
 2.4%   State Street Corp.
 2.3%   MBNA Corp.

As a percentage of net assets on December 31, 2003.

BY JAMES K. SCHMIDT, CFA, LISA A. WELCH AND JAMES J. MCKELVEY,
PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Financial Trends Fund, Inc.

Recently, Jay McKelvey, a member of the Fund's management team since 1998, assumed portfolio management responsibilities, replacing Thomas Goggins.

The stock market staged a remarkable recovery in 2003. A variety of factors contributed to the market's reversal from three years of negative results. They included increasing signs of a rebounding economy, bolstered by historically low interest rates, a significant tax cut, a quick end to the major military phase of war in Iraq and improved corporate earnings. As a result, the broad market, as measured by the Standard & Poor's 500 Index, returned 28.67% for the year ending December 31, 2003.

Financial stocks as a group slightly outperformed the S&P 500, returning 31.03%, as measured by the Standard & Poor's 500 Financial Index. The best results came from market-sensitive companies, such as asset managers and securities brokers, who benefited from the rebounding market, and specialty finance companies. Among banks, the best performers were a few of the largest names that have experienced credit quality improvements and enjoyed a dramatic rebound after being beaten down in the market's long slide. Small banks also did well, as they continued to benefit from strong deposit growth, a healthy mortgage climate and growing speculation about takeover possibilities. Mid-size regional banks turned in good, but more modest, results.

"The stock market
 staged a remarkable

FUND PERFORMANCE

For the year ended December 31, 2003, John Hancock Financial Trends
Fund, Inc. posted a total return of 30.57% at net asset value, compared with the 33.10% return of the average open-end financial services fund, according to Lipper, Inc. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

[Photos of Jim Schmidt, Lisa Welch and Jay McKelvey.]

BANKS

About 65% of the Fund was invested in bank stocks, which as a group did well, but underperformed more market-sensitive financial stocks. However, we were well served by our stake in a select group of large banks that had gotten beaten down during the market's long decline and then began to benefit from a recovery in credit quality and market activity. These included Citigroup, Wachovia, U.S. Bancorp and PNC Financial.

In addition, some of our small-cap banks performed well as the interest-rate, lending and merger environments remained favorable. Pinnacle Financial saw its stock rise almost 100% for the year, while the stock of another long-term holding, Colonial BancGroup, rose by more than 50%. Southern Financial increased more than 80%, having a good run even before its announced takeover by Provident Bancshares near the end of the period.

"...some of our small-cap
 banks performed well..."

MERGERS AHEAD

The Southern Financial merger was one of three that occurred in the Fund in 2003. The others were BB&T's purchase of First Virginia, and privately held Arvest's acquisition of Arkansas-based Superior Financial. In addition, bank merger activity for the year was highlighted by Bank of America's announced acquisition of FleetBoston. We believe this transaction will place more attention on mergers and perhaps prompt additional activity. In our view, the climate is ripe for more, since revenue growth is becoming harder to come by and the market's uptick has made the stock of acquiring banks more valuable. However, we continue to believe the bulk of the mergers going forward will be between large banks buying smaller ones for specific tactical reasons, such as increasing market share or the number of bank branches in areas where they are weak.

BROKERS, ASSET MANAGERS RULE

Investment brokers and asset managers were the beneficiaries of the market's strong rebound, as trading activity, equity issuance and other capital markets activities, such as mergers and acquisitions, picked up. As a result, companies such as Lehman Brothers, Legg Mason and Merrill Lynch were some of our top contributors to performance. Brokerage firms also benefited from the dismissal of several lawsuits related to equity research.

[Table at top left-hand side of page entitled "Top Five industry groups." The first listing is Banks -- Regional 41%, the second is Banks -- Superregional 17%, the third Broker services 8%, the fourth Insurance -- Life 5% and the fifth Mortgage & RE services 5%.]

COMPANY-SPECIFIC DETRACTORS

On the downside, our biggest detractors struggled with company specific issues. Fifth Third Bancorp, long-time Fund stalwart, entered into an agreement with regulators to improve its operational infrastructure following the disclosure of a material bookkeeping error in its Treasury department. We are keeping our stake because we continue to believe in the bank's strong balance sheet and in its ability to produce double-digit growth. Marsh McLennan struggled with poor performance from its Putnam mutual fund subsidiary, further exacerbated by regulatory scrutiny surrounding trading of fund shares. BB&T's stock tumbled after it announced its intent to buy First Virginia in a deal the market considered too rich. And Bermuda-based XL Capital's stock was hurt by news that the company was taking a charge to shore up reserves and begin a review for more potential shortfalls. The company also guided earnings estimates lower for 2004.

INSURANCE MIXED

Our stake in insurance companies produced mixed results. Life insurance companies rebounded with the stock market, boosting the shares of Fund holding Prudential. Property and casualty firms continue to benefit from good growth in pricing and solid margins. But fears of tort reform surrounding asbestos litigation crimped returns.

JOHN HANCOCK NEWS

In other news, on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John
Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE AND WHAT'S BEHIND THE NUMBERS." The first listing is Legg Mason followed by an up arrow with the phrase "Benefited from market rebound." The second listing is U.S. Bancorp followed by an up arrow with the phrase "Leveraged to improving economy." The third listing is XL Capital followed by a down arrow with the phrase "Needed to shore up reserves."]

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in John Hancock mutual funds. Your fund's adviser and board of directors will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

GOING FORWARD

We continue to have a positive outlook for the financial sector, based on our belief that the economy has turned the corner and will continue to improve. That stands to benefit especially those financial companies that are the most market-sensitive, such as securities brokers, life insurers, commercial banks with capital markets activities and asset managers. We will keep our bias toward those financial companies leveraged to an economic upturn. We will also maintain a large weighting in banks, as consolidation activity could pick up.

"We will keep our bias
 toward those financial
 companies leveraged to
 an economic upturn."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

FINANCIAL STATEMENTS

Securities owned
by the Fund on
December 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 100.96%                                                                                     $71,083,078
(Cost $41,274,165)

Banks -- Regional 41.23%                                                                                   29,027,725
ABC Bancorp.                                                                                   17,900         285,863
Alabama National Bancorp.                                                                       9,000         472,950
BancorpSouth, Inc.                                                                             38,167         905,321
BB&T Corp.                                                                                     38,382       1,483,080
BOK Financial Corp.*                                                                           25,997       1,006,604
Capital City Bank Group, Inc.                                                                  21,062         968,641
City National Corp.                                                                            18,000       1,118,160
Colonial BancGroup, Inc.                                                                       43,112         746,700
Commerce Bancshares, Inc.                                                                      28,940       1,418,639
Commercial Bankshares, Inc.                                                                    28,441         954,480
Compass Bancshares, Inc.                                                                       46,525       1,828,898
First Bancorp. of North Carolina                                                               12,355         388,071
First Charter Corp.                                                                            28,500         557,175
First Tennessee National Corp.                                                                 22,580         995,778
Hancock Holding Co.                                                                            10,500         572,985
LSB Bancshares, Inc.                                                                           56,512         983,309
M&T Bank Corp.                                                                                 13,500       1,327,050
National Commerce Financial Corp.                                                              53,028       1,446,604
Peoples Banctrust, Co., Inc.                                                                   52,800         844,800
Pinnacle Financial Partners, Inc.*                                                             40,000         940,000
Seacoast Banking Corp. of Florida                                                              69,520       1,206,867
Southern Financial Bancorp., Inc.                                                              18,535         798,302
SouthTrust Corp.                                                                               59,790       1,956,927
Southwest Bancorp. of Texas, Inc.*                                                             10,000         388,500
State Street Corp.                                                                             32,000       1,666,560
Summit Bancshares, Inc.                                                                         9,300         259,098
TCF Financial Corp.                                                                            21,000       1,078,350
Trustmark Corp.                                                                                32,000         936,640
Whitney Holding Corp.                                                                          10,200         418,098
Zions Bancorp.                                                                                 17,500       1,073,275

See notes to
financial statements.


6


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Banks -- Money Center 3.82%                                                                                $2,691,564
Citigroup, Inc.                                                                                44,100       2,140,614
J.P. Morgan Chase & Co.                                                                        15,000         550,950

Banks -- Superregional 17.21%                                                                              12,120,165
Bank of America Corp.                                                                          22,924       1,843,777
Bank One Corp.                                                                                 28,000       1,276,520
Fifth Third Bancorp.                                                                           22,000       1,300,200
PNC Financial Services Group                                                                   22,000       1,204,060
SunTrust Banks, Inc.                                                                            9,292         664,378
U.S. Bancorp.                                                                                  62,500       1,861,250
Wachovia Corp.                                                                                 38,822       1,808,717
Wells Fargo & Co.                                                                              36,700       2,161,263

Broker Services 7.65%                                                                                       5,382,736
Ameritrade Holding Corp.*                                                                      16,500         232,155
Goldman Sachs Group, Inc. (The)                                                                10,700       1,056,411
Lehman Brothers Holdings, Inc.                                                                 13,000       1,003,860
Merrill Lynch & Co., Inc.                                                                      30,000       1,759,500
Raymond James Financial, Inc.                                                                  35,300       1,330,810

Finance 3.41%                                                                                               2,400,376
CapitalSource, Inc.*                                                                            6,380         138,318
CIT Group, Inc.                                                                                17,180         617,621
MBNA Corp.                                                                                     65,000       1,615,250
Nelnet, Inc.*                                                                                   1,303          29,187

Insurance -- Brokers 1.43%                                                                                  1,005,690
Marsh & McLennan Cos., Inc.                                                                    21,000       1,005,690

Insurance -- Life 5.29%                                                                                     3,725,700
AFLAC, Inc.                                                                                    35,000       1,266,300
China Life Insurance Co. American Depositary Receipts (China)*                                    686          22,617
Prudential Financial, Inc.                                                                     36,510       1,525,023
StanCorp Financial Group, Inc.                                                                 14,500         911,760

Insurance -- Multi Line 3.91%                                                                               2,756,820
American International Group, Inc.                                                             22,000       1,458,160
Hartford Financial Services Group, Inc. (The)                                                  22,000       1,298,660

Insurance -- Property & Casualty 2.31%                                                                      1,627,022
ProAssurance Corp.                                                                             17,615         566,322
Radian Group, Inc.                                                                             20,000         975,000
United National Group, Ltd.*                                                                    4,850          85,700

Insurance -- Reinsurance 2.78%                                                                              1,955,915
Aspen Insurance Holdings Ltd. (Bermuda)*                                                          450          11,165
RenaissanceRe Holdings Ltd. (Bermuda)                                                          27,000       1,324,350
XL Capital Ltd. (Class A) (Bermuda)                                                             8,000         620,400

See notes to
financial statements.


7


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Investment Management 3.15%                                                                                $2,217,605
Affiliated Managers Group, Inc.*                                                               13,500         939,465
Eaton Vance Corp.                                                                               7,500         274,800
Legg Mason, Inc.                                                                               13,000       1,003,340

Mortgage & RE Services 4.58%                                                                                3,224,180
Countrywide Financial Corp.                                                                     8,000         606,800
Fannie Mae                                                                                     17,000       1,276,020
Freddie Mac                                                                                    23,000       1,341,360

Thrifts 4.19%                                                                                               2,947,580
First Financial Holdings, Inc.                                                                 40,500       1,266,030
South Street Financial Corp.                                                                   95,000         979,450
Washington Mutual, Inc.                                                                        17,500         702,100


                                                                            INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                              RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.99%                                                                                 $694,894
(Cost $694,894)

Cash Equivalents 0.04%
Certificates of Deposit in mutual banks                                                            $28         27,894

Joint Repurchase Agreement 0.95%
Investment in a joint repurchase agreement transaction
with UBS Warburg, Inc. -- Dated 12-31-03, due
01-02-04 (Secured by U.S. Treasury Inflation Indexed
Bond, 3.875%, due 04-15-29, and U.S. Treasury
Inflation Indexed Notes, 3.625% through 4.250%,
due 01-15-08 through 01-15-10)                                                 0.850%              667        667,000

TOTAL INVESTMENTS 101.95%                                                                                 $71,777,972

OTHER ASSETS AND LIABILITIES, NET (1.95%)                                                                 ($1,371,127)

TOTAL NET ASSETS 100.00%                                                                                  $70,406,845


* Non-income-producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $41,969,059)                           $71,777,972
Dividends and interest receivable                                     161,826
Receivable for shares issued                                          116,711

Total assets                                                       72,056,509

LIABILITIES
Federal income tax payable                                          1,552,304
Payable to affiliates
Management fee                                                         34,285
Other                                                                   8,955
Other payables and accrued expenses                                    54,120

Total liabilities                                                   1,649,664

NET ASSETS
Capital paid-in                                                    40,212,716
Accumulated net realized gain on investments                          312,248
Net unrealized appreciation of investments                         29,808,913
Accumulated net investment income                                      72,968

Net assets                                                        $70,406,845

NET ASSET VALUE PER SHARE
Based on 3,993,124 shares outstanding                                  $17.63

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $1,432,156
Interest (including securities lending income of $395)                 10,382

Total investment income                                             1,442,538

EXPENSES
Investment management fee                                             418,859
Trustees' fee                                                         112,124
Administration fee                                                     96,670
Auditing fee                                                           38,000
Legal fee                                                              32,404
Miscellaneous                                                          25,842
Custodian fee                                                          17,841
Transfer agent fee                                                     16,433
Printing                                                               16,315
Interest                                                                  795

Total expenses                                                        775,283

Net investment income                                                 667,255

REALIZED AND UNREALIZED GAIN

Net realized gain on investments (net of federal
income taxes of $1,552,304 on long-term gains retained)             3,527,668
Change in net unrealized appreciation
(depreciation) of investments                                      11,661,603

Net realized and unrealized gain                                   15,189,271

Increase in net assets from operations                            $15,856,526

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
since the end of
the  previous
period. The dif-
ference reflects
earnings less
expenses, any
investment
gains and losses
and distribu-
tions, if any, paid
to shareholders.
                                                     YEAR          YEAR
                                                    ENDED         ENDED
                                                 12-31-02      12-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                            $652,982      $667,255
Net realized gain                               2,752,310     3,527,668
Change in net unrealized
appreciation (depreciation)                    (5,402,091)   11,661,603
Increase (decrease) in net assets
resulting from operations                      (1,996,799)   15,856,526

Distributions to shareholders
From net investment income                       (637,840)     (637,841)
From net realized gain                         (2,476,098)   (2,293,516)
                                               (3,113,938)   (2,931,357)
From Fund share transactions                           --       116,711

NET ASSETS
Beginning of period                            62,475,702    57,364,965

End of period 1                               $57,364,965   $70,406,845

1 Includes accumulated net investment income of $43,543 and $72,968

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                           12-31-99    12-31-00    12-31-01    12-31-02    12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                      $23.97      $18.16      $16.58      $15.67      $14.39
Net investment income 1                    0.35        0.39        0.22        0.16        0.17
Net realized and unrealized
gain (loss) on investments                (3.49)       0.72        1.49       (0.66)       3.81 2
Total from
investment operations                     (3.14)       1.11        1.71       (0.50)       3.98
Less distributions
From net investment income                (0.35)      (0.38)      (0.24)      (0.16)      (0.16)
From net realized gains                   (2.32)      (2.31)      (2.38)      (0.62)      (0.58)
                                          (2.67)      (2.69)      (2.62)      (0.78)      (0.74)
Net asset value,
end of period                            $18.16      $16.58      $15.67      $14.39      $17.63
Per share market value,
end of period                            $15.50      $13.69      $13.17      $12.36      $18.40
Total return
at market value (%)                      (18.94)       5.02       14.41       (0.25)      58.66

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                               $72         $66         $62         $57         $70
Ratio of expenses
to average net assets (%)                  1.05        1.12        1.23        1.16        1.20
Ratio of net investment income
to average net assets (%)                  1.52        2.35        1.23        1.04        1.04
Portfolio turnover (%)                       14          23          53          42          26


1 Based on the average of the shares outstanding.

2 Net of federal income taxes of $0.39 per share for the year ended
  December 31, 2003, on net long-term capital gains retained by the Fund.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Financial Trends Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. It's secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% (65% prior to January 25, 2002) of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund's investment policy of investing at least 80% of "assets" in equity securities, "assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund's current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: "Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector."

Significant accounting policies  of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obliga tions of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on December 31, 2003. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2003, the tax character of distributions paid was as follows: ordinary income $965,213 and long-term capital gains $6,401,298; of this amount 4,435,154 is deemed distributions. The Fund has the option and has chosen to retain and pay the applicable federal income tax of $1,552,304 on its net long-term capital gains incurred during the year ended December 31, 2003. The long-term gain net of federal income tax amounting to $2,882,850 has been reclassified to capital paid-in.

As of December 31, 2003, the components of distributable earnings on a tax basis included $390,404 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accep ted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

See notes to
financial statements.

NOTE B
Investment advisory and administration fees and transactions with affiliates

The Fund has an investment management contract with the Adviser, under which the Adviser furnishes office space, furnishings and equipment and provides the services of persons to manage the investment of the Fund's assets and to continually review, supervise and administer the Fund's investment program. Under the investment management agreement the Fund pays a monthly management fee to the Adviser at an annual rate of 0.65% of the Fund's average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund's average weekly net asset value in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services required by the Fund. The Fund pays a monthly administration fee to the Adviser at an annual rate of 0.15% of the Fund's average weekly net asset value, or a flat annual fee of $22,000, whichever is higher. The Fund also paid the Adviser the amount of $839 for certain publishing services, included in the printing fees.

The Fund does not pay remuneration to its Officers nor to any Director who may be employed by an affiliate of the Fund. Certain Officers or Directors of the Fund are Officers of the Adviser.

NOTE C
Fund common share transactions

This listing illustrates the distributions reinvested, reclassifications of capital accounts and the number of Fund common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.


                                          YEAR ENDED 12-31-02           YEAR ENDED 12-31-03
                                       SHARES         AMOUNTS        SHARES         AMOUNTS
Beginning of period                 3,986,504     $37,213,160     3,986,504     $37,213,160
Distributions reinvested                   --              --         6,620         116,711
Reclassification of net
long-term capital gains
(net of federal income
tax of none & $1,552,304)                  --              --            --       2,882,850
Reclassification of
capital accounts                           --              --            --              (5)
End of period                       3,986,504     $37,213,160     3,993,124     $40,212,716

The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended

December 31, 2003, aggregated $16,206,460 and $16,381,447,
respectively.

The cost of investments owned on December 31, 2003, including short-term investments, for federal income tax purposes was $41,974,247. Gross unrealized appreciation and depreciation of investments aggregated $29,803,725 and none, respectively, resulting in net unrealized appreciation of $29,803,725. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended December 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $6, an increase in accumu-lated net investment income of $11 and a decrease in capital paid-in of $5. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compen sation. The calculation of net in-vestment income per share in the Fund's Financial Highlights excludes these adjustments.

AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To The Board of Directors and Shareholders of
John Hancock Financial Trends Fund, Inc.,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Financial Trends Fund (the "Fund") as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2002 and 2003 and the financial highlights for each of the years in the five-year period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 11, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2003.

This Fund has designated distributions to shareholders of $6,401,298 as a long-term capital gain dividend; of this amount $4,435,154 is deemed distributions.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2003, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.

The Fund has chosen to retain (and pay federal cor porate income tax on) a portion of net long-term capital gains for its fiscal year ended December 31, 2003.

Within 60 days of the Fund's fiscal year end, the Fund will mail to its shareholders of record on December 31, 2003, a designation, on Internal Revenue Service (IRS) Form 2439, of that portion of the undistributed capital gains for the year to be included in a shareholder's 2003 taxable income as long-term capital gains ($1.11254 per share, of which $0.80292 per share is a 20% gain, which includes $0.429161 per share of qualified 5-year gain, and $0.30962 per share is a 15% gain) and will show their portion of the tax paid by the Fund on these gains ($0.38939 per share), which may be credited against any federal income tax due. These gains will not be reported on Form 1099-DIV, the form on which the Fund would ordinarily report income taxable to a shareholder.

To reflect the Fund's retention of capital gains and payment of the related tax and their pass through to shareholders as described above, shareholders are entitled to increase the adjusted tax basis of their shares ($0.72315 per share) in the Fund as provided in Internal
Revenue Code (IRC) section 852 (b)(3).

TAX
INFORMATION

Unaudited

Trustees for Individual Retirement Accounts (IRAs) and organizations that are exempt from federal income tax under IRC Section 501(a) (and to which IRC Section 511 does not apply) should claim a refund by filing Form 990-T with the IRS. Record owners who are not the actual owners (nominees) will also be required to report the amounts shown on Form 2439 to the actual owners within 90 days of the Fund's fiscal year (on or before March 31, 2004) and the IRS in the manner required by the instructions of Form 2439. A trustee or custodian of an IRA should not send a copy of Form 2439 to the owner of the IRA.

State tax consequences may differ from those described above and may vary from state to state. Therefore, shareholders should consult their state tax advisers for specific information regarding their particular situations. Non-resident aliens may also have different tax consequences and should consult their tax advisers.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by Mellon Investor Services (the "Plan Agent") in shares of the Fund's common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating shareholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey
07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
MEETINGS

In January, 2003, the Board of Directors adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Director. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

DIRECTORS
& OFFICERS

This chart provides information about the Directors and Officers who oversee your John Hancock fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.


INDEPENDENT DIRECTORS

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      DIRECTOR
PRINCIPAL OCCUPATION(S) AND OTHER                                                                               OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE 1
Franklin C. Golden, Born: 1950                                                                                  1989
Chairman and Director
Managing Director, Wachovia Securities, Inc. (since 2001) (broker dealer); President,
James Myers and Company (full-service broker dealer) (until 2001); President, Financial Trends
Fund, Inc. (until 2001); Executive Vice President, IJL/Wachovia (until 1991); Past Director and Chairman of the National Association of Securities Dealers (NASD) District 7 Business Conduct Committee.

Robert G. Freedman, Born: 1938                                                                                  1996
Director
Executive Vice President and Chief Investment Officer, Sovereign Asset Management and
NM Capital Management, Inc. (until 2000); Vice Chairman and Chief Investment Officer,
John Hancock Advisers, LLC (until 1998).

Russell J. Page, Born: 1942                                                                                     2003
Director
Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Regional Board, 1st Citizens
Bank (since 2002); Director, Cannon Memorial Hospital (since 2003); NationsBank Equity
Marketing Executive (until 1996), Nasdaq Stock Market Managing Director (until 2001).

Fred G. Steingraber, Born: 1938                                                                                 1989
Director
Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting)
(retired 2002); Director, Maytag Corporation; Director, Supervisory Board of
Continental AG and Director 3i PLC.

Donald R. Tomlin, Born: 1933                                                                                    1989
Director
Managing Director, Southport Capital, Inc. (registered investment adviser) (since 1991).

H. Hall Ware, III, Born: 1935                                                                                   1989
Director
Attorney, private practice (since 2001); President, Odin Systems International, Inc. (1999--2001);
Gilbert, Harrell, Gilbert, Sumerford & Martin, Attorneys (until 1999).


22



PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
James K. Schmidt, Born: 1950                                                                                    1991
President
Executive Vice President, the Adviser.

Thomas H. Connors, Born: 1959                                                                                   1998
Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

Robert Gramer, Born: 1940                                                                                       1994
Treasurer
Second Vice President and Associate Treasurer, the Adviser and each of the John Hancock funds.

Susan S. Newton, Born: 1950                                                                                     2001
Corporate Secretary
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and the Berkeley Group; Vice President
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Directors and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

1 Each Director serves until resignation, retirement age or until his or her successor is elected.

FOR YOUR
INFORMATION

For shareholder assistance refer to page 21

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND REGISTRAR

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

INDEPENDENT
DIRECTORS' COUNSEL

Kilpatrick Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

FUND COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL

Listed Nasdaq Symbol: JHFT


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   Mellon Investor Services
                                  85 Challenger Road
                                  Overpeck Centre
                                  Ridgefield Park, NJ 07660

Customer service
representatives                   1-800-852-0218

Portfolio commentary              1-800-344-7054

24-hour automated information     1-800-843-0090

TDD Line                          1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com

---------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
---------------

PT00A 12/03
       2/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, December 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Russell J. Page is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $33,450 for the fiscal year ended December 31, 2002 and $35,900 for the fiscal year ended December 31, 2003. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal year ended December 31, 2002 and fiscal year ended December 31, 2003 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,800 for the fiscal year ended December 31, 2002 and $2,100 for the fiscal year ended December 31, 2003. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
There were no other fees during the fiscal year ended December 31, 2002 and fiscal year ended December 31, 2003 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2002 and December 31, 2003 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended December 31, 2003, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $92,413 for the fiscal year ended December 31, 2002, and $181,800 for the fiscal year ended December 31, 2003.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(d)(1) Approval of Audit, Audit-related, Tax and Other Services

(d)(2) Contact person at the registrant


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
------------------------------
James K. Schmidt
President


Date:    February 26, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
-------------------------------
James K. Schmidt
President


Date:    February 26, 2004


By:
-----------------------
Robert Gramer
Treasurer


Date:    February 26, 2004